UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15115 Park Row Blvd, Suite 300, Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RNET	NASDAQ Global Select Market

Item 8.01	Other Events.

As previously disclosed, on December 20, 2020, RigNet, Inc., a Delaware corporation (“RigNet”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among RigNet, Viasat, Inc., a Delaware corporation (“Viasat”), and Royal Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Viasat (“Acquisition Sub”), pursuant to which Acquisition Sub will merge with and into RigNet, with RigNet continuing as the surviving entity and a wholly owned subsidiary of Viasat.

On March 18, 2021, RigNet and Viasat filed a definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) in connection with the merger with the Securities and Exchange Commission (the “SEC”).

As previously disclosed, since the announcement of the Merger Agreement, stockholders of RigNet have filed eight complaints against RigNet and its directors related to the Merger Agreement: Waterman v. RigNet, Inc., et al., No. 2:21-cv-01160-RBS (E.D. Pa.); Wilhelm v. RigNet, Inc., et al., No. 1:21-cv-00674-KMT (D. Colo.); Wheeler v. RigNet, Inc., et al., No. 1:21-cv-00341-CFC (D. Del.); DiMichele v. RigNet, Inc., No. 1:21-cv-01775-GHW (S.D.N.Y.); Baker v. RigNet, Inc., et al., No. 1:21-cv-00566-MEH (D. Colo.); Waugh v. RigNet, Inc., et al., No. 1:21-cv-01638-JPO (S.D.N.Y.); Waugh v. RigNet, Inc., et al., No. 1:21-cv-00499-RM-STV (D. Colo.); and Stein v. RigNet, Inc., et al., No. 3:21-cv-00289-JLS-BLM (S.D. Cal.). The complaints name as defendants RigNet and each member of the RigNet board of directors, and in the case of the Stein, Baker, and Waterman complaints, Viasat.

The complaints allege that the Proxy Statement/Prospectus omits material information or contains misleading disclosures and that, as a result, defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The complaints seek, among other things, (i) injunctive relief preventing the consummation of the transactions contemplated by the Merger Agreement, (ii) damages and (iii) plaintiff’s attorneys’ and experts’ fees and expenses. On February 25, 2021, the Waugh action filed in the Southern District of New York was voluntarily dismissed. The seven other actions are still pending. Each of Viasat and RigNet believes the claims asserted in the complaints are without merit and intends to vigorously defend against them.

It is possible that additional, similar complaints may be filed or the complaints described herein may be amended. If this occurs, RigNet does not intend to announce the filing of each additional, similar complaint or any amended complaint unless it contains materially new or different allegations.

Supplemental Proxy Statement/Prospectus Disclosure

RigNet does not believe that the supplemental disclosures are required or necessary under applicable laws. However, in order to minimize the expense of defending against the complaints and without admitting any liability or wrongdoing, RigNet is electing to make the supplemental disclosures to the Proxy Statement/Prospectus set forth below in response to the complaints and solely for the purpose of mooting the allegations therein. RigNet denies the allegations of the complaints, and denies any violation of law. RigNet believes that the Proxy Statement/Prospectus disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures should be deemed an admission of legal necessity or materiality of any supplemental disclosures under applicable law.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The disclosures appear under the appropriate section heading that corresponds to the sections in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein is more current. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Proxy Statement/Prospectus.

The Merger—Opinion of RigNet’s Financial Advisor—RigNet Financial Analyses

The section of the Proxy/Statement Prospectus “The Merger—Opinion of RigNet’s Financial Advisor—RigNet Financial Analyses” starting on page 60 of the Proxy/Statement Prospectus is hereby amended and supplemented as follows:

Under the caption “—Selected Comparable Company Analysis” (starting on page 60), the current first and second paragraphs on page 60 are hereby deleted and replaced with the following:

“Stifel compared RigNet, from a financial point of view, to seven publicly-traded business-to-business communications services companies that Stifel deemed to be relevant based on their business profiles using estimated financial metrics prepared by RigNet management and provided to Stifel as well as available public sources. Stifel believed that the companies listed below have business models similar to those of RigNet, but noted that none of these companies have the same management, composition, size, operations or financial profile as RigNet. The group of selected publicly-traded companies reviewed by Stifel, and the relevant metrics employed by Stifel in its analysis, are as follows:

	EV/Rev		EV/EBITDA
Selected Comparables	CY 2020	CY 2021	CY 2020	CY 2021
Comtech Telecommunications Corp.	1.0x	1.0x	8.3x	7.9x
Eutelsat Communications S.A.	3.8x	3.9x	5.0x	5.1x
Iridium Communications Inc.	11.3x	10.8x	18.4x	17.6x
KVH Industries, Inc.	1.0x	0.9x	N.M.	23.7x
ORBCOMM Inc.	2.9x	2.7x	13.4x	11.4x
SES S.A.	3.6x	3.5x	6.3x	5.7x
Viasat, Inc.	1.6x	1.4x	7.5x	6.3x

Stifel calculated and compared multiples for the selected public companies of enterprise value (“EV”), which Stifel defined as fully-diluted equity value using the treasury stock method, plus debt, preferred stock and minority interests, less cash and cash equivalents, to estimated calendar year 2020 and 2021 (a) revenue and (b) earnings before one-time charges, interest, taxes, depreciation and amortization (“Adjusted EBITDA”), to the corresponding multiplier for RigNet implied by the exchange ratio. The following table summarizes this analysis:”

Under the caption “—Selected Precedent Transactions Analysis” (starting on page 61), the current first paragraph and table following the first paragraph on page 61 are hereby deleted and replaced with the following:

“Based on public information available to Stifel, Stifel calculated the multiples of EV to last twelve months (“LTM”) revenue and LTM EBITDA implied in the following seven precedent transactions involving communications services companies that Stifel deemed to have certain characteristics that are similar to those of RigNet, although Stifel noted that none of the selected transactions or the companies that participated in the selected transactions were directly comparable to the merger or to RigNet, respectively. The group of selected transactions reviewed by Stifel, and the relevant multiples employed by Stifel in its analysis, are as follows:

Announcement Date	Acquirer	Target	Enterprise Value ($ in M)	EV/Rev	EV/EBITDA
				LTM	LTM
1/22/20	Groupe Circet S.A.	Eltel AB (German Comm. Business)	$21	0.5x	—
3/25/19	Apax/Warburg Pincus/CPPIB/OTPP	Inmarsat Group Holdings Limited	5,485	3.7x	7.2x
8/27/18	SpeedCast International Limited	Globecomm Systems Inc.	134	0.9x	8.4x

6/16/17	Hytera Communications Co., Ltd.	Norsat International Inc.	54	1.5x	7.9x
11/1/16	SpeedCast International Limited	CapRock Communications	425	1.2x	7.1x
5/9/16	Global Eagle Entertainment Inc.	Emerging Markets Communications	550	—	—
11/6/14	ORBCOMM Inc.	SkyWave Mobile Communications	130	2.1x	10.4x

Under the caption “—Discounted Cash Flow Analysis” (starting on page 62), the current first paragraph on page 62 is hereby deleted and replaced with the following:

“Stifel performed a discounted cash flow analysis of RigNet using the RigNet projections by: (a) applying a range of exit multiples which Stifel, in its professional judgment, deemed relevant to RigNet’s estimated 2025 EBITDA, which multiples ranged from 5.0x to 7.0x; and (b) applying a range of perpetuity growth percentages from 0.00% to 2.00% which Stifel, in its professional judgment, deemed relevant to RigNet’s estimated 2025 unlevered free cash flow, calculated using discount rates of 12.0% -14.0% based on RigNet’s weighted average cost of capital (“WACC”) using the Capital Asset Pricing Model (“CAPM”). The following table reflects the ranges of implied equity values per share resulting from these analyses:”

The Merger—Opinion of RigNet’s Financial Advisor—Viasat Financial Analyses

Under the caption “—Selected Comparable Company Analysis” (starting on page 63), the current first paragraph and following two tables on page 63 are hereby deleted and replaced with the following:

“Stifel compared Viasat, from a financial point of view, to nine publicly-traded satellite communications services companies and five aerospace and defense companies that Stifel deemed to be relevant based on their business profiles using estimated financial metrics prepared by Viasat management and provided to Stifel by RigNet management as well as available public sources. Stifel believed that the companies listed below have business models similar to those of Viasat given that Viasat has both satellite communications services and government business segments, but noted that none of these companies have the same management, composition, size, operations or financial profile as Viasat. The group of selected publicly-traded companies reviewed by Stifel, and the relevant metrics employed by Stifel in its analysis, are as follows:

Satellite Communications Services

	EV/Rev		EV/EBITDA
Selected Comparables	CY 2020	CY 2021	CY 2020	CY 2021
Comtech Telecommunications Corp.	1.0x	1.0x	8.3x	7.9x
EchoStar Corporation	0.9x	0.8x	2.8x	2.6x
Eutelsat Communications S.A.	3.8x	3.9x	5.0x	5.1x
Gogo Inc.	5.4x	5.3x	18.1x	16.7x
Iridium Communications Inc.	11.3x	10.8x	18.4x	17.6
KVH Industries, Inc.	1.0x	0.9x	6.4x	4.9x
ORBCOMM Inc.	2.9x	2.7x	13.4x	11.4x
RigNet, Inc.	1.0x	0.9x	6.4x	4.9x
SES S.A.	3.6x	3.5x	6.3x	5.7x

Aerospace and Defense

	EV/Rev		EV/EBITDA
Selected Comparables	CY 2020	CY 2021	CY 2020	CY 2021
BAE Systems plc	0.9x	0.8x	7.1x	6.5x
General Dynamics Corporation	1.5x	1.4x	11.1x	10.8x
L3Harris Technologies, Inc.	2.5x	2.3x	13.1x	11.1x
Northrop Grumman Corporation	1.7x	1.6x	12.2x	11.5x
Thales S.A.	1.1x	1.0x	9.0x	7.4x

Under the caption “—Discounted Cash Flow Analysis” (starting on page 65), the current first paragraph on page 65 is hereby deleted and replaced with the following:

“Stifel performed a discounted cash flow analysis of Viasat using the Viasat projections by: (a) applying a range of exit multiples from 5.0x to 7.0x and 8.5x to 10.5x that Stifel, in its professional judgment, deemed relevant to Viasat’s estimated 2024 EBITDA for its Satellite Services / Commercial segment and Government segment, respectively; and (b) applying a range of perpetuity growth percentages from 1.00% to 3.00% which Stifel, in its professional judgment, deemed relevant to Viasat’s estimated 2024 unlevered free cash flow, calculated using discount rates of 7.0% - 9.0% based on Viasat’s WACC using the CAPM. The following table reflects the ranges of implied equity values per share resulting from these analyses:”

Important Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the proposed merger, Viasat previously filed with the SEC a registration statement on Form S-4, which includes the Proxy Statement/Prospectus and was declared effective by the SEC on March 18, 2021. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC REGARDING THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents contain important information about the proposed transaction that should be read carefully before any decision is made with respect to the proposed transaction. These materials will be made available to stockholders of RigNet at no expense to them.  Investors are able to obtain free copies of these documents and other documents filed with the SEC by RigNet and/or Viasat through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by RigNet are available free of charge on RigNet’s internet website at http://www.rig.net. Copies of the documents filed with the SEC by Viasat are available free of charge on Viasat’s internet website at http://www.viasat.com.

Participants in the Solicitation

Viasat, RigNet, their respective directors and certain of their respective executive officers may be considered, under SEC rules, participants in the solicitation of proxies from the stockholders of RigNet in connection with the proposed transaction. Information about the directors and executive officers of RigNet is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 30, 2020. Information about the directors and executive officers of Viasat is set forth in its Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on May 29, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on July 23, 2020. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 – that is, statements related to future, not past, events. Forward-looking statements may include comments about the expected benefits of the transaction, potential value to be realized by RigNet’s stockholders, timing of and ability to ultimately close the transaction, Viasat’s financial position and long-term strategy, the nature of any synergies, and other similar statements. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address RigNet’s expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “will,” “expect,” “plan” or other similar words. These forward-looking statements involve certain risks and uncertainties, including those risks set forth in Item 1A – Risk Factors of RigNet’s most recent 10-K filing and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to RigNet’s SEC filings. RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this report.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ BRAD EASTMAN
Brad Eastman
Senior Vice President and General Counsel

Date: April 12, 2021